Exhibit 10.29
                                                              -------------
                          TERM LOAN AGREEMENT


     AGREEMENT made this 28th day of August, 1997 between TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation with its office for doing business at Fields Lane, PO Box 382, Brewster, New York 10509-0382 (hereinafter referred to as the Borrower) and MSB BANK, a federally chartered savings bank with its principal office at 35 Matthews Street, Goshen, New York 10924 (hereinafter referred to as the Bank);

                              WITNESSETH:

     WHEREAS, the Borrower has agreed to borrow from the Bank and the Bank has agreed to a revolving credit loan to Borrower up to the sum of THREE HUNDRED THOUSAND and 00/100 ($300,000.00) DOLLARS (hereinafter referred to as the Loan) subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

     1.  THE LOAN:  Subject to the terms and conditions stated
         --------
herein the Borrower agrees to borrow from the Bank and the Bank agrees to make available to the Borrower a loan facility for a revolving credit loan not to exceed the sum of THREE HUNDRED THOUSAND and 00/100 ($300,000.00) DOLLARS at any one time. This Loan is being made simultaneously with the execution of this Agreement.

     2.  PROMISSORY NOTE:  The obligation to repay the Loan shall
         ---------------
be evidenced by the Borrower's Promissory Notes dated the date of the making of this Loan Agreement to be paid at MSB Bank at 35 Matthews Street, Goshen, New York 10924 or at such other place as the holder of this Note may from time to time designate. The outstanding remaining principal balance plus accrued interest on the obligation contained in the Note for up to THREE HUNDRED THOUSAND and 00/100 ($300,000.00) DOLLARS shall be paid on February 28, 1998, together with interest on the outstanding principal balance at the rate of one-half (1/2%) percent per annum over the highest Prime Rate published in the New York Times, provided such bank is a bank doing business in the State of New York and/or is a federally chartered bank (Prime Plus .50%) freely floating with the changes in interest rate to be made simultaneously with any change in the Prime Rate indicator set forth above. Interest at the rate set forth above shall be payable monthly on the unpaid principal balance commencing on the fifteenth day of September, 1997 and on the fifteenth day of each and every month thereafter until he principal balance shall be paid in full on February 28, 1998. This loan facility shall require an annual thirty (30) day clean-up prior to maturity.

     3.  REPRESENTATIONS OF THE BORROWER:  The Borrower represents
         -------------------------------
and warrants to the Bank:

          (a)  Place of Business:  The Borrower maintains his
               -----------------
principal office for the transaction of business at Fields Lane, PO Box 382, Brewster, New York 10509-0382.

          (b)  Binding Agreement:  This Agreement constitutes, and
               -----------------
the Note, Security Agreements and any other documents when issued and delivered pursuant hereto for value received will constitute, the legal valid and binding obligations of the Borrower in accordance with their terms.

          (c) There are no proceedings pending or so far as the officers and the board of directors of the Borrower knows, threatened before any Court or administrative agency which in the opinion of the stockholders and directors of the Borrower may or will materially adversely affect the financial condition or operations of the Borrower.

          (d)  No Conflicting Agreements:  There is no provision of
               -------------------------
any existing mortgage, indenture, contract or agreement binding upon the Borrower affecting its property which would conflict or in any way prevent the execution, delivery or carrying out of the terms of this Agreement or the Note.

          (e)  Financial Condition:  The Borrower shall deliver to
               -------------------
the Bank, within thirty (30) days after their preparation, the quarterly 10K reports and the annual 10K report, which the Borrower represents will be complete and correct and fairly present the financial condition of the Borrower as of the date and for the period referred to and have been prepared in accordance with sound accounting practices consistently maintained by the Borrower for the period involved. There are no liabilities, direct or indirect, fixed or contingent, of the Borrower as of the date of such balance sheet and profit and loss statement which are material and not reflecting therein the financial condition or operations of the Borrower since the date of said financial reports. If Borrower is no longer required to file 10K reports, the Bank may require the Borrower, at the Bank s sole discretion, to provide such financial reports as the Bank may require on a quarterly and annual basis.

          (f)  Good Title:  The Borrower has good and marketable
               ----------
title to all of its assets, none of which is subject to any mortgage, indenture, pledge, lien, conditional sales contract, security interest, encumbrance, claim, trust or charge, except as may be otherwise permitted pursuant to the terms of this Agreement.

          (g)  No Consent or Filing:  No consent, license,
               --------------------
approval, authorization of or registration, declaration or filing with any Court, governmental body or authority or other person or entity is required in connection with the valid execution, delivery and performance of this Agreement or any documents required by this Agreement or in connection with any of the transactions contemplated by this Agreement.

          (h)  No Violations:  The Borrower is not in violation of
               -------------
any mortgage, borrowing agreement, other instrument or agreement pertaining to indebtedness for borrowed money. The Borrower is not in violation of any term of any other indenture, instrument, demand or agreement to which it is a part or by which it may be bound, resulting, or which might reasonably be expected to result, in a material and adverse effect upon its business or assets. The Borrower is not in violation of any order, writ, judgment, injunction or decree of any Court of competent jurisdiction or of any statute, rule or regulation of any competent governmental authority. The execution and delivery of this Agreement, and the other documents required by this Agreement and the performance of all of the same is and will be in compliance with the foregoing and will not result in any violation or result in the creation of any mortgage, lien, security interest, charge or encumbrance upon any properties or assets of the Borrower except in favor of the Bank. There exists no fact or circumstance not disclosed in this Agreement or in the documents furnished in connection herewith which materially adversely affect or in the future, so far as the Borrower can now foresee, may materially adversely affect the condition, business or operations of the Borrower.

          (i)  No Negative Covenants To Others:  None of its assets
               -------------------------------
are subject to any negative covenant or negative pledge agreement other than those specifically set forth herein.

     4.  CONDITIONS PRECEDENT TO LOAN:  The obligation of the Bank
         ----------------------------
to make the loan is subject to the following conditions precedent:

          (a)  Approval of Bank Counsel:  All legal matters,
               ------------------------
including the form, substance and manner of execution of documents incident to the Loan shall be satisfactory to counsel for the Bank.

          (b)  Compliance:  The Bank shall have received a
               ----------
statement dated the date of the Loan and signed by an officer of the corporation having authority to do so, to the effect that: (i) The Borrower has complied and is then in compliance with all the terms and covenants of this Agreement which are binding upon it;
(ii) there exists no event of default as defined in this Agreement and no event, which, with the giving of notice or the lapse of time, or both, would constitute such an event of default; and (iii) the representations and warranties contained in Paragraph "3" are true with the same effect as through such representations and warranties had been made at the time of the Loan.

     (c)  Opinion of Borrower's Counsel:  The Bank shall have
          -----------------------------
received a favorable written opinion of counsel for the Borrower, dated the date of the Loan and satisfactory in form and substance to the Bank.


     (d) Loan Security:       A.   This loan shall be secured by a
         -------------
first security interest pursuant to the Uniform Commercial Code, and the Borrower shall execute and deliver to the Bank: (i) security agreements in form, content and legal effect satisfactory to the Bank, granting to the Bank a first security interest in all of the Borrower's machinery, furniture, fixtures and equipment, accounts receivable, inventory, causes in action, intangibles and any and all personal property now or hereafter acquired by the Borrower and any and all replacements thereof, as continuing collateral security for the payment of any and all indebtedness and liabilities of Borrower to the Bank, whether now or hereafter existing; and (ii) appropriately executed financing statements (Form UCC-1) to perfect the security interests, which security shall on the date of execution of this Agreement be superior to all others. Notwithstanding anything to the contrary contained above, this security interest shall not apply to the $1,800,000.00 mortgage loan executed between the Borrower and the Bank simultaneously herewith, when, as and if the mortgage indebtedness is paid down to a sum less than $1,650,000.00.

     5.  AFFIRMATIVE COVENANTS:  Until payment in full of the Note
         ---------------------
and performance of all the obligations of the Borrower hereunder, the Borrower will:

          (a)  Financial Statements:  Furnish to the Bank quarterly
               --------------------
no later than ninety (90) days following the end of each quarter the Borrower's 10K and, within thirty (30) days after the end of the Borrower's fiscal year, its annual 10K. The financial reports shall be in reasonably detailed and satisfactory in form and substance to the Bank relating to the Borrower and signed by an authorized officer of the Borrower. In the event the Bank shall deem said reports to be insufficient to adequately reflect the financial affairs of the Borrower, or if the Borrower is no longer required to file those reports, the Bank may request, and the Borrower shall provide such other financial reports and statements as the Bank may, from time to time, request.

          (b)  Inspection of Books and Records:  Permit the Bank
               -------------------------------
and its duly authorized representatives at all reasonable times, without prior notice, and at the Bank's expense, to examine and audit the books, records and properties of the Borrower at the Bank's expense, for the purpose of verifying the accuracy of the reports delivered by the Borrower, whether pursuant to this Agreement or otherwise, and ascertaining compliance by the Borrower with this Agreement.

          (c)  Taxes:  Pay and discharge all taxes, assessments and
               -----
governmental charges upon it, its income and its properties prior to the date on which penalties are attached thereto, unless and to the extent only that such taxes are contested in good faith and by appropriate proceedings by the Borrower.

          (d)  Insurance:  Maintain adequate liability and hazard
               ---------
insurance upon all of its tangible assets against such risk as it customarily maintained by similar businesses, and filed with the Bank upon its request a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurances, dates of the expiration thereof and the properties and risks covered thereby, and, within thirty (30) days after notice in writing from the Bank, obtain such additional insurance as the Bank may reasonably request. Said insurance coverage is to name the Bank as first mortgagee on the real property and loss payee of personal property.

          (e)  Litigation:  Promptly and fully notify the Bank in
               ----------
writing of any proceedings commenced or threatened before any Court or administrative agency which may materially adversely affect the financial condition or operations of the Borrower, or may affect the ability of Borrower to meet its obligations hereunder, or which questions the validity of this Agreement or the collateral documents required to be furnished to the Bank hereunder.

          (f)  Other Acts:  Execute and deliver, or cause to be
               ----------
executed and delivered, to the Bank all further documents and perform all other acts and things which the Bank deems necessary or appropriate to protect or perfect its security interests in any property directly or indirectly securing payment of any indebtedness of the Borrower to the Bank.

          (g)  Payments:  Do and punctually pay the principal of
               --------
and all interest on all indebtedness incurred by it pursuant to this Agreement in the manner set forth in this Agreement according to the true intent and meaning thereof.

     6.  NEGATIVE COVENANTS:  During the term of this Agreement,
         ------------------
and so long thereafter as any of the indebtedness of the Borrower to the Bank (including any indebtedness for fees and expenses) shall remain unpaid, and until performance of all other obligations of the Borrower hereunder shall be completed, and until payment in full of the Notes, the Borrower, without the prior written consent of the Bank, will not:

          (a)  Borrowed Money:  Create, incur, assume or suffer to
               --------------
exist any liability for borrowed money except: (i) indebtedness to the Bank; (ii) indebtedness to others which shall be subordinated by a written agreement satisfactory in form and substance to the Bank, to all indebtedness of the Borrower to the Bank; or (iii) purchase money security interests in personal property acquired by the Borrower for use by the Borrower in the operation of its business.

          (b)  Mortgages, Pledges and Encumbrances:  Create, incur,
               -----------------------------------
assume or suffer to exist any mortgage, pledge, lien or encumbrance upon any of its presently owned personal property or any replacement thereof, except (i) those in favor of the Bank; (ii) liens for taxes, governmental charges or claims not delinquent or being contested in good faith and by appropriate proceedings, (iii) purchase money security interests in personal property acquired by the Borrower for use by the Borrower in the operation of its business.

          (c)  Merger, Sale or Acquisition of Assets:  Enter into
               -------------------------------------
any merger or consolidation with, or acquire all or substantially all of the assets of any person, firm or corporation, or sell, lease, assign, transfer, or otherwise dispose of all or any substantial part of its assets, without prior written consent of the Bank.

          (d)  Sale and Leaseback:  Directly or indirectly enter
               ------------------
into any arrangements whereby the Borrower shall sell or transfer all or any substantial part of its assets then owned by it and shall thereafter or thereupon rent or lease such property.

          (e)  Loans:  Make or suffer to exist any loans or
               -----
advances to any person, firm or corporation, except as may be specifically permitted pursuant to this Agreement, provided, however, it shall not be an Event of Default hereunder and prior consent of the Bank shall not be required if the aggregate of such loans and this Note do not exceed $600,000.00

          (f)  Investments:  Make or suffer to exist any investment
               -----------
in, or purchase or acquire the obligations or stocks of, or any other interest or investment in, any persons, firm, corporation or other enterprise whatsoever, except (i) direct obligations of the United States of America; (ii) prime commercial paper or the certificate of deposit issued by a Bank or Banks, or (iii) such investments of the grade made by Borrower and presently reported in its financial statements, e.g. municipal investments.

          (g)  Contingent Liabilities:  Assume, guarantee, endorse,
               ----------------------
contingently agree to purchase or otherwise become liable upon the outstanding obligation of any person, firm or corporation, except as otherwise permitted herein and except (i) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (ii) obligations to the Bank.

          (h)  Change of Business:  Materially change the nature of
               ------------------
its business as it exists as of the date of this Agreement.

          (i)  Books and Records:  Move the location where the
               -----------------
books and records of the Borrower are kept on the date of this Agreement or prevent the Bank from examining, inspecting and auditing the books and records of the Borrower and making extracts from or copies of such books and records at any reasonable time and from time to time without prior notice to the Borrower.

          (j)  Negative Covenants to Others:  Enter into any
               ----------------------------
negative covenant or negative pledge agreement with any person, firm or entity other than the Bank without the prior written consent of the Bank.

     7.  EVENTS OF DEFAULT:  The occurrence of any one or more of
         -----------------
the following events by or with respect to the Borrower shall constitute an event of default and, if one or more of the following events of default shall occur:

          (a)  Nonpayment:  Nonpayment of any installment of
               ----------
principal and interest upon the Note after it shall have become due and payable, whether at maturity, by acceleration, by notice of intention to prepay, or otherwise; or

          (b)  Negative Covenants:  Default in the observance of
               ------------------
any of the covenants or agreements contained in Paragraph "6"
(Negative Covenants) of this Agreement; or

          (c)  Other Covenants:  Default in the due observance or
               ---------------
performance of any term, covenant or agreement (other than the covenant of payment) contained in this Agreement, or in any other agreement between the Borrower and the Bank, and such default shall have continued unremedied for a period of thirty (30) days or which is not remedied now or hereafter in effect, or if there is commenced against the Borrower any such proceedings which remain undismissed for a period of thirty (30) days, or the Borrower by any act indicates its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of, or any trustee for, the Borrower or any substantial part of its property, or suffers any receivership or trusteeship to continue and undischarged for a period of thirty (30) days;

          (d)  Representations:  If any certificate, statement,
               ---------------
representation, warranty or financial statement heretofore or hereafter, furnished by or on behalf of the Borrower pursuant to or in connection with this Agreement (including, without limitation, representations and warranties contained herein) or as an inducement to the Bank to enter into this Agreement or any other lending agreement with the Borrower, or any material fact required to be stated therein or necessary to make the statements therein not misleading, proves to have been false in any material respect at the time of which the facts therein set forth were stated or certified, or to have omitted any substantial liability or claim against the Borrower, or if on the date of execution of this Agreement there shall have been any materially adverse change in any of the facts disclosed by any such certificate, statement, representation, warranty, or financial statement, which change shall not have been disclosed to the bank at or prior to the time of such execution; or

          (e)  Other Borrowings:  Default in the payment, when due,
               ----------------
of any other indebtedness for borrowed money owed by the Borrower to the Bank or any other person or entity, or any obligation of the Borrower for payment of borrowed money when it becomes, or is declared to be due and payable prior to the expressed maturity thereof; or

          (f)  Voluntary or Involuntary Insolvency Proceedings:
               -----------------------------------------------
The Borrower makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of the Borrower on any substantial part of its property, commences any proceeding under any reorganization, arrangement, or readjustment of debt, or applies for dissolution or liquidation under any law or statute of any jurisdiction.

          (g)  Judgments:  Any judgment or penalty against the
               ---------
Borrower or any lien or attachment against its property for any amount in excess of FIFTY THOUSAND and 00/100 ($50,000.00) DOLLARS remains unpaid, unstayed on appeal, unbonded or undismissed for a period of thirty (30) days;

     THEN, upon the happening of any one or more of the foregoing events of default which shall be continuing, the Bank may declare the entire Loan granted hereunder to be canceled and the Notes shall become and be immediately due and payable upon declaration to that effect delivered by the Bank to the Borrower; and the Borrower hereby expressly waives any presentment, demand, protest or other or further notice of any kind.

     8. EXPENSES:  The Borrower will, on demand, reimburse the Bank
        --------
for any and all expenses incurred, which may hereafter be incurred, by the Bank from time to time in connection with or by reason of Borrower's application for, in the making and administration of this Loan, including reasonable attorney s fees incurred by the Bank in pursuing any of its rights and remedies pursuant to this Agreement.

     9.  MISCELLANEOUS:
         -------------

          (a)  No Waiver:  No failure on the part of the Bank to
               ---------
exercise, and no delay in exercising, any right, power or privilege within ten (10) days after notice thereof shall have been given to the Borrower by the Bank; or

          (b)  Properties To Be Kept In Good Condition:  The
               ---------------------------------------
Borrower shall keep its properties in good repair, working order and condition and from time to time, make all needed and proper repairs, renewals, replacements, additions and improvements thereto so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

          (c)  Lender's Inspection:  The Borrower shall allow any
               -------------------
representative of the MSB Bank or any other holder of the Note, to visit and inspect any of the properties of the corporation, to examine the books of account and other records and files of the corporation, to make copies thereof and to discuss the affairs of business, finances and accounts of the corporation with its officers and employees, at all such reasonable times and as often as the Bank may require.

          (d)  Applicable Law:  This Agreement and the rights and
               --------------
obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York except as to any specific documents or agreements which by their terms are controlled by federal law.

          (e)  Notices:  Notices under this Agreement shall be
               -------
given by postpaid first class mail, addressed as follows:

     To the Borrower at Fields Lane, PO Box 382, Brewster, New York
10509-0382.

     To the Bank at 35 Matthews Street, Goshen, New York 10924.

          (f)  Suits for Enforcement:  In case any one or more
               ---------------------
events of default shall occur and be continuing, the Bank may proceed to protect and enforce its rights or remedies, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, in the Note or in any document or instrument delivered in connection with or pursuant to this Agreement, or to enforce the payment of the Note or any other legal or equitable right or remedy. No right or remedy herein conferred upon the Bank is intended to be exclusive of any other right or remedy contained herein, in the Note or any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein, and now or hereafter existing at law in equity or by statute or otherwise. No course of dealing between the Borrower and the Bank for any failure or delay on the part of the Bank in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Bank, and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights and remedies hereunder.

          (g)  Collection Costs:  In the event that the Bank shall
               ----------------
retain or engage an attorney or attorneys to collect or enforce or protect its interests with respect to this Agreement, or the Note, or any instrument or document delivered pursuant tot his Agreement, or to protect the rights of any holder or holders with respect thereto, the Borrower shall pay all of the costs and expenses of such collection, enforcement or protection including reasonable attorneys' fees and the Bank or the holder of such notes, as the case may be, may take judgment for all such amounts in addition to the unpaid principal balance of the Notes and accrued interest thereon.

          (h)  Entire Agreement:  This Agreement represents the
               ----------------
entire understanding and agreement between the parties hereto with respect to the subject matter hereof, supersedes all prior negotiations between the parties with respect to the subject matter hereof and cannot be amended or supplemented except in writing.


          (i)  Successors and Assigns:  The Borrower and the Bank,
               ----------------------
as used herein, shall include the legal representatives or assigns of those parties. The Borrower's rights under this Agreement may not be assigned without the prior written consent of the Bank.

          (j)  Counterparts:  This Agreement may be executed in any
               ------------
number of counterparts and by the Bank and the Borrower on separate counterparts, each of which when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same Agreement.

          (k)  Titles:  Titles to the sections and subparagraphs of
               ------
this Agreement are solely for the convenience of the Bank and the Borrower and are not an aid in the interpretation of this Agreement or any part thereof.

          (l) In the interpretation of this Agreement, the singular shall include the plural and the masculine gender shall include the feminine gender as the context shall indicate.

          (M) This Agreement shall be interpreted in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be dully executed and signed as to the date first above written.


IN PRESENCE OF:               TOUCHSTONE APPLIED SCIENCE
                              ASSOCIATES, INC.




                              BY:  /s/ ANDREW L. SIMON
                                   --------------------------
                                   ANDREW L. SIMON, PRESIDENT


                              MSB BANK




                              BY:  /s/ SALVATORE BELFIGLIO
                                   -----------------------
                                   SALVATORE BELFIGLIO
                                   ASSISTANT VICE PRESIDENT

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF ORANGE    )

     On the 28 day of August, 1997 before me personally came ANDREW
L. SIMON, to me known, who, being by me duly sworn, did depose and say that he resides at No. Hunterbrook Rd, Yorktown Hts., NY that he is the President of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.



                                   /s/ MAUREEN CRUSH
                                   --------------------------
                                   Notary Public

                                   MAUREEN CRUSH
                                   Notary Public, State of New York
                                   No. 4892935
                                   Qualified in Greene County
                                   Commission Expires 4/13/99



STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF ORANGE    )

     On the 28th day of August, 1997 before me personally came SALVATORE BELFIGLIO to me known, who, being by me duly sworn, did depose and say that he has offices at No. 35 Matthews Street, Goshen, New York that he is the Assistant Vice President of MSB BANK, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.




                                   /s/ LINDA J. BERTHIAUME
                                   --------------------------
                                   Notary Public

                                   LINDA J. BERTHIAUME
                                   Notary Public, State of New York
                                   No. 01DI5024690
                                   Qualified in Orange County
                                   Commission Expires 3-14-98